UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 27, 2007

SUN NEW MEDIA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-26347	410985135
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1120 Avenue of the Americas, 4th Floor, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 865-0901 x322

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 — Securities and Trading Markets

Item 3.02               Unregistered Sales of Equity Securities.

On March 28, 2007, Sun New Media (the “Registrant”) closed the financing under that certain Subscription Agreement dated March 22, 2007 between the Registrant and certain accredited investors, pursuant to which the Registrant issued $1,500,000 of principal amount of senior convertible promissory notes and warrants to purchase shares of Sun New Media’s common stock.

For additional details on the terms of this financing, along with the related transaction documents, please refer to our Current Report on Form 8-K dated March 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN NEW MEDIA, INC.

(Registrant)

Date: March 28, 2007	By:	/s/ Bruno Wu Zheng
Dr. Bruno Wu Zheng, Chairman and Chief Executive Officer